                                                                    Exhibit 10.1

                        FIRST AMENDMENT TO LOAN DOCUMENTS

         THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into as of November 30, 2000, between KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation (the "Borrower"), and FIRST UNION NATIONAL BANK, a national banking association (the "Bank").

                                    RECITALS:
                                    --------

         A. Pursuant to that certain Loan and Security Agreement dated as of January 6, 1999, between the Bank and the Borrower (the "Original Loan Agreement"), the Bank extended certain financial accommodations to the Borrower.

         B. The Borrower has requested, and the Bank has agreed, to increase the existing revolving credit loan facility from $3,000,000 to $6,000,000 and to extend the term thereof, subject to the terms and conditions set forth herein.

         C. The Original Loan Agreement, as amended hereby, is herein referred to as the "Amended Loan Agreement," and the Loan Documents, as amended hereby, are herein referred to as the "Amended Loan Documents." Except as otherwise defined herein, all capitalized terms shall have such meaning as set forth in the Amended Loan Agreement.

                                   AGREEMENT:
                                   ----------

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the parties hereto agree as follows:

SECTION 1. Amendments to Loan Agreement. The Original Loan Agreement is hereby
---------  ----------------------------
amended as follows:

      1.1. The Loans.  Section 1 of the Original Loan Agreement is hereby
           ---------
amended as follows:

           1.1.1  Revolving Credit Loan. Section 1.01(a) of the Original Loan
                  ---------------------
Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

            "Availability and Repayment. Subject to the terms and conditions of
             --------------------------
         this Agreement, the Bank will make available for the Borrower's use during the period commencing on the date of this Agreement and ending on December 31, 2002 (the "Revolving Loan Maturity Date") a revolving credit facility of up to $6,000,000.00 (the "Revolving Credit Loan") to provide for the general working capital needs of the Borrower. So long as no Default or Event of Default has occurred which has not been cured or which the Bank, in its sole and absolute discretion, has not waived, the Borrower may borrow and reborrow amounts that have been repaid from the Revolving Credit Loan, from time to time. The Revolving Credit Loan will be evidenced by the Revolving Credit Note, and will bear interest at the rates set forth in Section 1.03, and will be payable in full on
                                   ------------
         the Revolving Loan Maturity Date, unless sooner due and payable pursuant to the terms hereof; with interest payable monthly in arrears commencing January 31, 1999, and on the last Business Day of each calendar month thereafter during the existence of the Revolving Credit Loan. Notwithstanding the foregoing, the Bank may, in its sole and absolute discretion, make or permit to remain outstanding advances under the Revolving Credit Loan in excess of the original principal amount of the Revolving Credit Note, and all such amounts shall (i) be part of the Obligations evidenced by the Revolving Credit Note, (ii) bear interest as provided herein, (iii) be entitled to all rights and security as provided under the Loan Documents."

SECTION 2. Conditions Precedent to Closing. The obligation of the Bank to close
---------  -------------------------------
the transactions contemplated by this Amendment (the "Closing") is subject to satisfaction of the following conditions:

         2.1. Loan Documents. The Bank's receipt of (i) two (2) originals of
              --------------
this Amendment and (ii) one (1) original Amended and Restated Revolving Credit Note, fully executed by the Borrower and each other party thereto (other than Bank).

         2.2. Officers Certificates. The Bank's receipt of an officers'
              ---------------------
certificate of two (2) authorized officers of the Borrower certifying, among other things, that attached are true and correct copies of: (i) certificates of the existence and good standing of the Borrower (or other similar certifications), issued by the Secretaries of State of the jurisdiction of the Borrower's organization and each jurisdiction where the Borrower is required to qualify to do business as a foreign corporation, (ii) resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and all other documents to be executed by the Borrower in connection herewith and in connection with the Term Loan, (iii) the governing instruments of the Borrower and (iv) the names and incumbency of those persons authorized on behalf of the Borrower to sign each of the documents or certificates to be executed and delivered by the Borrower in connection herewith.

         2.3. Payment of Fees, Costs and Expenses. Payment of all fees, costs
              -----------------------------------
and expenses due the Bank and evidence of payment to other parties of all fees, costs and expenses which the Borrower is required to pay in connection with the Closing, including, without limitation, the Bank's counsel fees incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements.

         2.4. No Default. No Default or Event of Default shall exist under the
              ----------
Amended Loan Documents.


         2.5. Representations and Warranties. The representations and warranties
              ------------------------------
contained herein and in the Amended Loan Documents shall be true and correct in all material respects as of the date of Closing, except (i) those referring to the financial statements for purposes of this Section shall be deemed to refer to the most recent financial statements timely furnished to the Bank in compliance with the Amended Loan Agreement, and (ii) those representations which specifically relate to an earlier date or which are no longer true due to an action or event specifically permitted by the provisions of the Amended Loan Documents.

         2.6. Additional Documentation. Such other documentation or information
             -------------------------
as may reasonably be required by the Bank and its counsel.

SECTION 3. Representations, Warranties and Covenants. The Borrower hereby
---------  -----------------------------------------
reaffirms and remakes as of the date hereof and taking into consideration the effects of the transactions contemplated in this Amendment, each of the representations and warranties contained in the Amended Loan Documents as being true and correct in all respects. The Borrower has the necessary power and authority and approvals and is duly authorized to execute, deliver and perform this Amendment and to perform the obligations contemplated hereby and thereby. The Borrower agrees that until satisfaction of the Obligations, the Borrower shall fully comply with all covenants as set forth in the Amended Loan Documents.

SECTION 4. Miscellaneous.
---------  -------------

         4.1. No Waiver. Except to the extent that the Loan Documents are
              ---------
specifically modified by this Amendment, nothing in this Amendment, or in the Bank's failure to act prior to this Amendment, shall constitute a waiver by the Bank of its rights and remedies under the Amended Loan Documents. No act or omission by the Bank under this Amendment or in its relations with the Borrower shall constitute a waiver of any of its rights and remedies under the Amended Loan Documents unless such waiver is in writing, signed by the Bank, and then only to the extent specifically set forth therein.

         4.2. Reaffirmation; Incorporation; Interpretation. The Borrower hereby
              --------------------------------------------
acknowledges that all terms and conditions of the Amended Loan Agreement are and shall remain in full force and effect. The Borrower hereby reaffirms its Obligations under the Amended Loan Documents. This Amendment is incorporated into the Loan Documents by reference and shall constitute a part thereof as if fully set forth therein. In the event that any of the terms or the provisions of the Loan Documents are inconsistent or contradictory of the terms hereof, the terms of this Amendment shall control.

         4.3. Release. The Borrower acknowledges and agrees that, as of the date
              -------
hereof, it does not have any claim, defense or set-off right against the Bank, or any of its officers, directors, employees, agents, successors, assigns or affiliates, nor any claim, defense or set-off right to the enforcement by the Bank of the full amount of the Obligations. The Borrower hereby forever expressly waives, releases, relinquishes, satisfies, acquits and discharges the Bank and its officers, directors, employees, agents, successors, assigns and affiliates, from any and all defenses to payment or other defenses, set-offs, claims, counterclaims, liability and causes of action, accrued or unaccrued, known or unknown, which occurred or arose on or prior to the date hereof.

         4.4. Counterparts. This Amendment may be executed simultaneously in
              ------------
several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.5. Severability. The invalidity or unenforceability of any one or
              ------------
more phrases, sentences, clauses or Sections contained in this Amendment shall not affect the validity or enforceability of the remaining portions of this Amendment, or any part thereof.

         4.6. Governing Law. This Amendment shall be governed by and construed
              --------------
in accordance with the laws of the State of North Carolina, without regard to conflict of laws principles.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                             BORROWER:
                                             --------

                                             KEWAUNEE SCIENTIFIC CORPORATION


                                             By      /s/ D. Michael Parker
                                               ---------------------------------
                                               D. Michael Parker, Vice President

ATTEST:

             /s/ Jeffrey L. Bunton
--------------------------------------------
Name: Jeffrey L. Bunton, Assistant Secretary

[CORPORATE SEAL]



                                             BANK:
                                             ----

                                             FIRST UNION NATIONAL BANK


                                             By         /s/ Gayle W. Harris
                                                --------------------------------
                                                Name:  Gayle W. Harris
                                                Title:  Vice President

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$6,000,000                                             Charlotte, North Carolina
                                                                 January 6, 1999
                                  (Amended and restated as of November 30, 2000)

         FOR VALUE RECEIVED, KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of

         FIRST UNION NATIONAL BANK (the "Bank"), at its principal office in Charlotte, North Carolina, or at such other place as the Bank may designate, the principal sum of up to

         SIX MILLION DOLLARS ($6,000,000) or so much thereof as is outstanding, in lawful money of the United States of America and in immediately available funds, under the terms and conditions of that certain Loan and Security Agreement dated January 6, 1999, between the Borrower and the Bank, as the same may be amended from time to time (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. All of the terms, conditions and covenants of the Loan Agreement are expressly made a part of this revolving credit note (the "Note") by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Loan Agreement and any other agreements by and between the Borrower and the Bank.

         The Loan Agreement contains provisions, among other things, for borrowing, repaying and reborrowing the indebtedness evidenced by this Note and for the acceleration of the maturity date hereof upon the occurrence of any Event of Default as set forth therein. The outstanding balance hereof shall be due and payable in full on the Revolving Loan Maturity Date and at such other time at which all of the outstanding principal of any Loan shall become due and payable (whether by acceleration or otherwise).

         This Note shall bear interest on the outstanding balance from time to time at the lower of either (i) the LIBOR Market Index Rate, plus 175 basis
                                                             ----
points (1.75%) per annum or (ii) the Prime Rate, minus 75 basis points (0.75%)
                                                 -----
per annum, as determined by the Bank for each day Obligations are outstanding. Interest will be calculated daily on the basis of actual days elapsed over a year of 360 days.

         The Borrower agrees to pay, on demand, all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in connection with the collection of this Note and the enforcement of the Bank's rights and remedies under the Loan Agreement and this Note.

         The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentation, notice of dishonor, protest, notice of protest, diligence in collection, and any notice of any extensions, renewals, partial payments or changes in any manner of this Note, or any delay, indulgence or other act of any holder hereof, whether before or after maturity.

         This Note amends and restates the terms of that certain Revolving Credit Note of the Borrower dated January 9, 1999, in the stated principal amount of $3,000,000 (the "Original Note"). This amendment and restatement is not intended by the parties to be, nor shall it be construed as, a novation of the original indebtedness evidenced by the Original Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         IN WITNESS WHEREOF, the Borrower has caused its corporate name to be signed hereto under seal by its officers duly authorized on the date written above.

                                         KEWAUNEE SCIENTIFIC CORPORATION


                                         By         /s/ D. Michael Parker
                                             ----------------------------------
                                             D. Michael Parker, Vice President
ATTEST:

         /s/ Jeffrey L. Bunton
--------------------------------------
Jeffrey L. Bunton, Assistant Secretary

[CORPORATE SEAL]

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